UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 19, 2019

GI DYNAMICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-55195	84-1621425
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

320 Congress Street

Floor 3

Boston, MA 02210

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (781) 357-3300

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value US$0.01	GID.ASX	Australia Securities Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 19, 2019, at the Reconvened Special Meeting (as defined below) of GI Dynamics, Inc. (the “Company”), the Company’s stockholders approved an amendment to the Company’s amended and restated certificate of incorporation (the “Certificate of Incorporation”) to increase the number of authorized shares of common stock that may be issued from 50,000,000 shares to 75,000,000 shares (the “Charter Amendment”), as described in the Company’s Proxy Statement (the “Proxy Statement”) on Schedule 14A filed with the Securities and Exchange Commission on December 2, 2019, as supplemented on December 6, 2019 and December 16, 2019. The Charter Amendment was filed with the Secretary of State of the State of Delaware on December 19, 2019 and became effective on such date.

The Charter Amendment is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated by reference in this Item 5.03.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On December 16, 2019, the Company held a Special Meeting of Stockholders (the “Special Meeting”), at which the Company’s stockholders voted on and approved Proposals 2 through 8, as further described in the Company’s current report on Form 8-K filed with the Securities and Exchange Commission on December 16, 2019. Prior to voting on Proposal 1, the Special Meeting was adjourned until December 19, 2019 (the “Reconvened Special Meeting”) to allow additional time for voting on Proposal 1, which sought to authorize an amendment to the Company’s amended and restated certificate of incorporation to increase its authorized shares of common stock from 50,000,000 to 75,000,000.

At the beginning of the Reconvened Special Meeting, of the Company’s 34,388,678 shares of common stock issued and outstanding (including the underlying shares represented by CHESS Depositary Interests) and eligible to vote as of the record date of October 31, 2019, a quorum of 30,857,199 shares, or approximately 90% of the eligible shares, was present in person or represented by proxy. Proposal 1 is described in detail in the Proxy Statement. The following action was taken at the Reconvened Special Meeting:

Proposal 1—To approve an amendment to the Company’s amended and restated certificate of incorporation to increase the number of authorized shares of its common stock from 50,000,000 to 75,000,000. This proposal was approved.

For	Against	Abstained
30,799,883	57,316	0

There were no broker non-votes on this proposal.

A press release announcing the results of the Reconvened Special Meeting is attached hereto as Exhibit 99.1

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1	Certificate of Amendment to Amended and Restated Certificate of Incorporation of GI Dynamics, Inc.
99.1	Press Release of GI Dynamics, Inc. dated December 20, 2019 (AEDT)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GI DYNAMICS, INC.

Date: December 20, 2019	By:	/s/ Charles Carter
Charles Carter
Chief Financial Officer

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